DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of the Dreyfus Premier State Municipal Bond Fund _ Florida Series for its fiscal year ended April 30, 1997 as shown in the following table:
                                     TOTAL RETURN*        DISTRIBUTION RATE**
                                     ____________        _____________________
           Class A..............         4.74%                   5.03%
           Class B..............         4.21%                   4.76%
           Class C..............         3.95%                   4.51%

ECONOMIC REVIEW
    The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
    The economy grew at a robust 5.6% annual rate during the first quarter, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is actually trending downward so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
    The strong economy has put increasing numbers of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
    Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
    Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Recent estimates by Administration officials suggest that the deficit for fiscal 1997 is now about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
    While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. Although there was little reported evidence of incipient inflation, the Fed executed a preemptive move of moderate monetary restraint in March, perhaps to avoid being forced to act more harshly later. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future.
MARKET ENVIRONMENT
    Supply of new issue Florida paper has been somewhat moderate for the last year, and will most likely remain so over the next few months. On the other hand, demand has been rather strong, hence the Fund has been able to slowly sell overvalued bonds which had achieved our price goals. Even though the new issue supply was fairly moderate, the Fund has been able to occasionally purchase undervalued issues in the secondary market. These types of opportunities usually occur when the market is fairly weak. The Fund intends to continue to purchase both primary and secondary issues at value levels when they become available.
    Municipals have gone from being cheap to currently being fairly valued when compared to the U.S. Government bond markets, because demand improved when the markets declined. This trend was especially true of the long maturities, where the bulk of new supply has traditionally been issued.
During normal market conditions, as interest rates drop, municipal supply will increase as demand subsides. Municipals may then begin to lag the Treasury market.
PORTFOLIO OVERVIEW
    As interest rates have increased, the Fund has been able to sell premium bonds with short calls and high yields. In the current market environment, the sale of these types of issues represents an opportunity to take profits and reinvest the proceeds in discount bonds to instill more performance into the Fund and balance the income/performance equation. The Fund has been maintaining a modest cash position as well, in order to lower duration and to have the reserves on hand necessary to capitalize on market opportunities.
    Since interest rates have been rising, the Fund has become more aggressive and is slowly increasing its maturity and duration. By purchasing discounts, the Fund is now positioned to capitalize in the event of an improving market. Since the Fund was positioned defensively going into a rising interest rate environment, it can take advantage of the current market conditions while minimizing the risk that is associated with longer maturing bonds. This risk is minimized because the Fund was selling moderate discounts and longer maturities when interest rates were substantially lower.
    Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.
    Because the Fund positioned itself defensively in late 1996 when interest rates were low, it was able to take advantage of the declining market that occurred in 1997 by purchasing issues which were undervalued. The Fund also implemented this strategy earlier in 1996 when interest rates were fluctuating.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [ Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
May 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES      APRIL 30, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND,
FLORIDA SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$22,602
Dreyfus Premier State
Municipal Bond Fund,
Florida Series
(Class A Shares)
Dollars
$22,014
Lehman Brothers
Municipal Bond Index*
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 4/30/97        Sales Charge       Sales Charge (4.5%)     PERIOD ENDED 4/30/97     Redemption      Redemption*
__________               ________________     ____________________     _____________________   ____________   __________________
1 Year                         4.74%                0.04%             1 Year                     4.21%              0.33%
5 Year                         6.55                 5.57              From Inception (1/15/93)   5.25               4.87
From Inception (5/28/87)       9.07                 8.56
                        CLASS C SHARES
__________________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return         Deferred Sales
                              Assuming         Charge Upon
PERIOD ENDED 4/30/97      No Redemption        Redemption**
_________                _______________    ____________________
1 Year                        3.95%                2.98%
From Inception (8/15/95)      4.27                 4.27

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Florida Series on 5/28/87
(Inception Date) to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index on that date. For comparative purposes, the value of the Index on 5/31/87 is used as the beginning value on 5/28/87. All dividends and capital gain distributions are reinvested. Performance for Class B and Class
C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Series invests primarily in Florida municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.
Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Florida municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments_90.2%                                                               Amount          Value
                                                                                                 ___________      ___________
Florida_85.5%
Alachua County Health Facilities Authority, Health Facilities Revenue,
Refunding
  (Santa Fe Healthcare Facilities Project)
  7.60%, 11/15/2013 (Prerefunded 11/15/2000) (a)............................                     $   3,500,000    $ 3,893,575
Arcadia, Water and Sewer Revenue 7.75%, 12/1/2021 (Prerefunded 12/1/2000) (a)                        2,160,000      2,379,780
Boca Raton, Community Redevelopment Agency, Tax Increment Revenue (Miener
Park Project)
  5.875%, 3/1/2013..........................................................                           250,000        253,767
Brevard County, IDR (Nui Corp. Project) 6.40%, 10/1/2024....................                         1,000,000      1,041,910
Broward County Health Facilities Authority, Revenue, Refunding....
  (Broward County Nursing Home) 7.50%, 8/15/2020 (LOC; Allied Irish Bank) (b)                        1,000,000      1,067,410
Celebration, Community Development District 6.10%, 5/1/2016.................                           500,000        513,515
Charlotte County, Healthcare Facilities Revenue (Charlotte Community Mental Health Project)
  9.25%, 7/1/2020...........................................................                         1,615,000      1,759,510
Clay County Housing Finance Authority, SFMR:
  8.20%, 6/1/2021 (Collateralized; GNMA)....................................                           670,000        698,770
  Multi-County Program 5.95%, 10/1/2019.....................................                         2,000,000      1,999,880
Cocoa, Water and Sewer Revenue 5.75%, 10/1/2017.............................                         2,500,000      2,505,050
Collier County, Revenue, Refunding:
  Capital Improvement 6%, 10/1/2012 (Insured; MBIA).........................                         1,000,000      1,039,680
  Water and Sewer 5%, 7/1/2016 (Insured; FGIC)..............................                         1,000,000        919,480
Dade County:
  Aviation Revenue:
    6.55%, 10/1/2013 (Insured; MBIA)........................................                         2,225,000      2,374,342
    6.125%, 10/1/2020 (Insured; MBIA).......................................                         1,000,000      1,013,500
  Special Obligation, Refunding 5%, 10/1/2035 (Insured; AMBAC)..............                        12,500,000     11,115,000
  Water and Sewer Systems Revenue:
    6.25%, 10/1/2011 (Insured; FGIC)........................................                         2,115,000      2,303,383
    5.375%, 10/1/2016 (Insured; FGIC).......................................                         5,000,000      4,858,950
    5.25%, 10/1/2026 (Insured; FGIC) (c)....................................                         7,490,000      6,996,334
Dade County Health Facilities Authority, HR
  (South Shore Hospital and Medical Center) 7.60%, 8/1/2024 (Insured; FHA)..                         2,220,000      2,378,197
Dade County Housing Finance Authority, Revenue, Refunding:
  MFMR (Lincoln Fields Apartments) 6.25%, 7/1/2024 (Insured; MBIA)..........                           600,000        611,370
  SFMR 6.70%, 4/1/2028 (Collateralized: FNMA & GNMA)........................                         4,500,000      4,651,065
Duval County Housing Finance Authority, SFMR:
  7.85%, 12/1/2022 (Collateralized; GNMA)...................................                         2,595,000      2,736,168
  7.70%, 9/1/2024 (Collateralized; GNMA)....................................                         1,380,000      1,463,504
Escambia County:
  PCR (Champion International Corp. Project) 6.40%, 9/1/2030................                         6,000,000      6,124,440
  Sales Tax Revenue, Refunding 5.80%, 1/1/2015 (Insured; FGIC)..............                           500,000        503,120
Escambia County Housing Finance Authority, SFMR 7.80%, 4/1/2022.............                           945,000      1,000,122
First Florida Governmental Financing Commission, Revenue:
  5.70%, 7/1/2017 (Insured; MBIA) (d).......................................                         3,000,000      2,980,200
  Gainesville, Hollywood and St. Petersburg 5.75%, 7/1/2016 (Insured; AMBAC)                         2,150,000      2,163,781

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
Florida (continued)
Florida, Board of Education, Capital Outlay, Refunding 5%, 6/1/2016.........                    $    2,750,000   $ 2,544,245
Florida, Correctional Privatization Community, COP:
  Bay County Correctional Facility 6%, 8/1/2015 (Insured; MBIA).............                           250,000        256,485
  Glades County Correctional Facility 6%, 8/1/2014 (Insured; MBIA)..........                           350,000        369,103
Florida, Department of General Services, Facilities Management Revenue
  6.125%, 9/1/2023 (Insured; AMBAC).........................................                         1,000,000      1,026,130
Florida, Department of Transportation (Right of Way Acquisition and Bridge)
  5.375%, 7/1/2026..........................................................                         2,495,000      2,368,279
Florida, Division of Bond Finance Department, General Services Revenues:
  (Department of Environmental Preservation 2000)
    5.125%, 7/1/2009 (Insured; AMBAC) (d)...................................                         8,000,000      7,885,600
  (Department of Natural Resources Preservation 2000)
    5.80%, 7/1/2013 (Insured; AMBAC)........................................                           700,000        706,916
Florida, Housing Finance Agency:
  (Brittany Rosemont Apartments) 7%, 2/1/2035...............................                         6,000,000      6,364,620
  Single Family Mortgage:
    6.65%, 7/1/2026 (Insured; MBIA) (c).....................................                         1,780,000      1,838,954
    Refunding 6.65%, 1/1/2024...............................................                         2,415,000      2,496,434
  (Turtle Creek Apartment Projects) 6.10%, 5/1/2016 (Insured; AMBAC)........                         1,000,000      1,011,980
Florida Transportation Authority, Turnpike Revenue, Refunding 5%, 7/1/2019 (Insured; FGIC)           1,000,000        908,350
Highlands County Health Facilities Authority, Revenue (Adventist Sunbelt Hospital)
  7%, 11/15/2014............................................................                         1,500,000      1,602,210
Hillsborough, Capital Improvement Program, Revenue, Refunding
  5%, 8/1/2015 (Insured; FGIC)..............................................                         3,325,000      3,093,081
Hillsborough County, Port District Special Revenue, Refunding (Tampa Port Authority)
  6%, 6/1/2020 (Insured; FSA)...............................................                         1,000,000      1,002,560
Hillsborough County, Utility Revenue, Refunding:
  6.625%, 8/1/2011..........................................................                         4,000,000      4,248,120
  7%, 8/1/2014..............................................................                         4,765,000      5,123,852
Hillsborough County Aviation Authority, Revenue, Refunding (Delta Airlines):
  6.80%, 1/1/2024...........................................................                         2,500,000      2,659,575
  7.75%, 1/1/2024...........................................................                         1,500,000      1,592,910
  Tampa International Airport 5.50%, 10/1/2013 (Insured; FGIC)..............                           500,000        494,810
Hillsborough County Industrial Development Authority, PCR, Refunding
  (Tampa Electric Co. Project) 6.25%, 12/1/2034 (Insured; MBIA).............                         1,000,000      1,045,010
Jacksonville, Excise Taxes Revenue, Refunding 5%, 10/1/2016 (Insured; FGIC).                         3,490,000      3,226,330
Jacksonville, Water and Sewer Revenue 5%, 10/1/2020 (Insured; MBIA).........                         3,000,000      2,732,040
Jacksonville Health Facilities Authority, HR:
  (Memorial Regional Rehabilitation Center Project) 6.625%, 5/1/2022 (Insured; MBIA)                   500,000        546,990
  Refunding (St.Luke's Hospital) 7.125%, 11/15/2020.........................                         6,700,000      7,303,201
Lee County, Tourist Development Tax Revenue, Refunding 5.625%, 10/1/2011 (Insured; FGIC)               250,000        251,318

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                   ___________    ___________
Florida (continued)
Lee County Housing Finance Authority, SFMR (Multi-County Program):
  7.20%, 3/1/2027...........................................................                    $    2,000,000    $ 2,181,960
  7.45%, 9/1/2027...........................................................                         1,500,000      1,653,810
Miami Health Facilities Authority, Health Facilities Revenue, Refunding (Mercy
Hospital Project)
  5.125%, 8/15/2020 (Insured; AMBAC)........................................                           200,000        183,448
Miramar, Public Service Tax Revenue 6.15%, 10/1/2024 (Insured; FGIC)........                         1,000,000      1,023,040
North Miami Health Facilities Authority, Health Facilities Revenue
  (Villa Maria Nursing Housing Project) 7.50%, 9/1/2012.....................                         2,605,000      2,836,194
Okaloosa County Gas District, Gas System Revenue 5.50%, 10/1/2021 (Insured; MBIA) (c)                2,795,000      2,712,687
Okeechobee, Water and Sewer Revenue
  6.50%, 1/1/2017 (Insured; MBIA) (Prerefunded 1/1/2003) (a)................                         1,220,000      1,341,378
Orange County Tourist Development, Tax Revenue:
  6.50%, 10/1/2019 (Insured; AMBAC).........................................                         1,000,000      1,075,060
  6%, 10/1/2024 (Insured; MBIA).............................................                           200,000        203,514
Orange County Health Facilities Authority, Health Facilities Revenue
  (Mental Health Service Project) 9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)                         3,735,000      4,280,945
Osceola County, School Board, COP 5.75%, 6/1/2014 (Insured; AMBAC)..........                           250,000        250,950
Osceola County Industrial Development Authority, Revenue
  (Community Provider Pooled Loan Program) 7.75%, 7/1/2017..................                         5,235,000      5,404,195
Palm Beach County:
  Solid Waste Industrial Development Revenue:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021 (e).......................                        10,000,000      7,463,300
    (Osceola Power LP) 6.85%, 1/1/2014 (e)..................................                         5,800,000      4,438,392
Palm Beach County Housing Finance Authority, Single Family Mortgage,
  Purchase Revenue 6.55%, 4/1/2027..........................................                         2,750,000      2,833,518
Pinellas County, PCR, Refunding (Florida Power Corp.) 7.20%, 12/1/2014......                         3,000,000      3,228,600
Pinellas County Housing Finance Authority, SFMR:
  7.70%, 8/1/2022...........................................................                         2,595,000      2,746,237
  (Multi-County Program) 6.70%, 2/1/2028 (Insured; FHA).....................                         5,000,000      5,180,300
Polk County, School Board, COP (Master Lease Program) 5.875%, 1/1/2015 (Insured; MBIA)               1,000,000      1,010,890
Polk County Industrial Development Authority, IDR
  (IMC Fertilizer) 7.525% 1/1/2015..........................................                        10,000,000     10,637,700
St. Lucie, SWDR (Florida Power and Light Co. Project) 7.15%, 2/1/2023.......                         4,000,000      4,335,200
Santa Rosa Bay Bridge Authority, Revenue:
  6.25%, 7/1/2028...........................................................                         3,000,000      2,977,290
  Zero Coupon, 7/1/2022.....................................................                         4,000,000        763,400
Sarasota County, Utility System Revenue, Refunding:
  5.25%, 10/1/2016 (Insured; FGIC)..........................................                         1,000,000        953,720
  5.25%, 10/1/2025 (Insured; FGIC)..........................................                         3,500,000      3,281,775
Seminole County, School Board, COP 6.125%, 7/1/2019 (Insured; MBIA).........                           325,000        333,444

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   __________      __________
Florida (continued)
Seminole Water Control District 6.75%, 8/1/2022.............................                    $    2,000,000   $  1,927,120
Tampa, Alleghany Health System Revenue (St. Joseph) 6.50%, 12/1/2023 (Insured; MBIA)                 1,000,000      1,069,440
Tampa Sports Authority, Sales Tax Revenue (Tampa Bay Arena Project) 5.75%, 10/1/2025                 1,000,000      1,021,880
Volusia County, Sales Tax Revenue 5.75%, 10/1/2013 (Insured; MBIA)..........                           500,000        503,120
U.S. Related_4.7%
Commonwealth of Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding
  5%, 7/1/2019..............................................................                         6,410,000      5,890,277
Virgin Islands Public Finance Authority, Revenue, Refunding 7.25%, 10/1/2018                         5,400,000      5,846,148
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $218,335,193)...................                                     $223,633,838
                                                                                                                =============
Short-Term Municipal Investments_9.8%
Florida_8.6%
Dade County Industrial Development Authority, Exempt Facilities Revenue,
Refunding
  (Florida Power and Light Co.) VRDN 4.30% (f)..............................                    $    8,100,000    $ 8,100,000
Hillsborough County Industrial Development Authority, PCR (Tampa Electric Co.
Project)
  VRDN 4.50% (f)............................................................                         3,600,000      3,600,000
Manatee County, PCR, Refunding (Florida Power and Light Co. Project) VRDN 4.45% (f)                  7,000,000      7,000,000
St. Lucie County, SWDR (Light and Power Computer Project) VRDN 4.50% (f)....                         2,600,000      2,600,000
U.S. Related_1.2%
Puerto Rico Commonwealth, Development Bank, Refunding, VRDN 4.30%
  (LOC; Credit Suisse) (b,c,f)..............................................                         2,900,000      2,900,000
                                                                                                                  ___________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $24,200,000)...................                                    $  24,200,000
                                                                                                                =============
TOTAL INVESTMENTS_100.0% (cost $242,535,193)................................                                     $247,833,838
                                                                                                                =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      IDR     Industrial Development Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Association                                     Insurance Corporation
FNMA          Federal National Mortgage Association              PCR      Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (g)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       _________________          ____________________
AAA                                Aaa                            AAA                               50.1%
AA                                 Aa                             AA                                11.2
A                                  A                              A                                  4.9
BBB                                Baa                            BBB                               13.0
BB                                 Ba                             BB                                 1.7
F1+,F-1                            MIG1, VMIG1 & P1               SP1, A1                            6.5
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                     12.6
                                                                                                   ______
                                                                                                   100.0%
                                                                                                  ========
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c)  Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
    (d)  Purchased on a delayed-delivery basis.
    (e)  Subsequent to April 30, 1997, the owners/developers of the power project filed for protection under the Federal Bankruptcy Code. Although interest payments remain current, as of June 5, 1997, this event has resulted in a decline in the market value of this security.
    (f)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g)  Fitch currently provides creditworthiness information for a limited number of investments.
    (h)  Securities which, while not rated by Fitch, Moody's and Standard &
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                       APRIL 30, 1997
                                                                                                Cost                  Value
                                                                                            _____________           __________
ASSETS:                          Investments in securities_See Statement of Investments      $242,535,193         $247,833,838
                                 Interest receivable........................                                         3,470,348
                                 Receivable for shares of Beneficial Interest subscribed                                15,207
                                 Prepaid expenses...........................                                             6,402
                                                                                                               _______________
                                                                                                                   251,325,795
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         108,106
                                 Due to Distributor.........................                                            63,947
                                 Cash overdraft due to Custodian............                                           244,542
                                 Payable for investment securities purchased                                        11,788,728
                                 Payable for shares of Beneficial Interest redeemed                                    662,593
                                 Accrued expenses...........................                                            94,961
                                                                                                               _______________
                                                                                                                    12,962,877
                                                                                                               _______________
NET ASSETS..................................................................                                      $238,362,918
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                      $234,807,412
                                 Accumulated net realized gain (loss) on investments                                (1,743,139)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4                                                               5,298,645
                                                                                                               _______________
NET ASSETS..................................................................                                      $238,362,918
                                                                                                               ===============
                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets.................................................        $202,502,592               $35,802,481              $57,845
Shares Outstanding........................................           14,403,000                 2,547,624                4,116
NET ASSET VALUE PER SHARE...................................             $14.06                    $14.05               $14.05
                                                                         ======                    =======             =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF OPERATIONS                                                                            YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $14,829,925
EXPENSES:                        Management fee_Note 3(a)...................                  $ 1,318,540
                                 Shareholder servicing costs_Note 3(c)......                      765,722
                                 Distribution fees_Note 3(b)................                      134,503
                                 Professional fees..........................                       45,292
                                 Custodian fees.............................                       25,043
                                 Prospectus and shareholders' reports.......                       20,038
                                 Trustees' fees and expenses_Note 3(d)......                        3,417
                                 Registration fees..........................                        2,460
                                 Loan commitment fees_Note 2................                        1,459
                                 Miscellaneous..............................                       18,466
                                                                                             _____________
                                     Total Expenses.........................                                         2,334,940
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                         12,494,985
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $(1,755,627)
                                 Net unrealized appreciation (depreciation)
                                       on investments                                           1,600,303
                                                                                             _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (155,324)
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $12,339,661
                                                                                                                 =============











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Year Ended           Year Ended
                                                                                         April 30, 1997       April 30, 1996
                                                                                        ________________     _________________
OPERATIONS:
  Investment income_net....................................................              $  12,494,985        $  14,381,328
  Net realized gain (loss) on investments..................................                (1,755,627)            6,336,711
  Net unrealized appreciation (depreciation) on investments................                  1,600,303           (2,819,982)
                                                                                        ________________     _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                 12,339,661           17,898,057
                                                                                        ________________     _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares.........................................................                (11,216,199)         (13,092,008)
    Class B shares.........................................................                 (1,276,479)          (1,288,976)
    Class C shares.........................................................                     (2,307)                (344)
  Net realized gain on investments:
    Class A shares.........................................................                 (4,898,740)          (3,306,553)
    Class B shares.........................................................                   (612,636)            (370,770)
    Class C shares.........................................................                     (1,328)                 (14)
                                                                                        ________________     _________________
      Total Dividends......................................................                (18,007,689)         (18,058,665)
                                                                                        ________________     _________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                  4,244,168            9,844,149
    Class B shares.........................................................                  1,379,240            4,401,949
    Class C shares.........................................................                     52,882               36,586
  Dividends reinvested:
    Class A shares.........................................................                  6,607,543            6,539,239
    Class B shares.........................................................                    669,997              644,364
    Class C shares.........................................................                      1,243                 107
  Cost of shares redeemed:
    Class A shares.........................................................                (43,636,534)         (41,280,587)
    Class B shares.........................................................                 (5,732,826)          (3,176,969)
    Class C shares.........................................................                    (30,476)                ___
  Net assets received in connection with reorganization_Note 1.............                 25,939,388                 ___
                                                                                        ________________     _________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions              (10,505,375)         (22,991,162)
                                                                                        ________________     _________________
        Total Increase (Decrease) in Net Assets............................                (16,173,403)         (23,151,770)
NET ASSETS:
  Beginning of Period......................................................                254,536,321          277,688,091
                                                                                        ________________     _________________
  End of Period.....................................................                      $238,362,918         $254,536,321
                                                                                        ==============     =================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                      _________________________________________
                                                                                          Year Ended             Year Ended
                                                                                        April 30, 1997         April 30, 1996
                                                                                      __________________     __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                 330,094               658,995
    Shares issued in connection with reorganization_Note 1.................                 938,304                 __
    Shares issued for dividends reinvested.................................                 458,224               437,472
    Shares redeemed........................................................              (3,034,221)           (2,776,392)
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding           (1,307,599)           (1,679,925)
                                                                                     ==================     =================
    Class B
    ________
    Shares sold............................................................                 127,345          295,615
    Shares issued in connection with reorganization_Note 1.................                 905,864          __
    Shares issued for dividends reinvested.................................                  46,491           43,121
    Shares redeemed........................................................                (399,263)        (214,088)
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding              680,437          124,648
                                                                                     ==================     =================
    Class C*
    ________
    Shares sold............................................................                   3,641            2,423
    Shares issued in connection with reorganization_Note 1.................                      71               __
    Shares issued for dividends reinvested.................................                      86               7
    Shares redeemed........................................................                  (2,112)                __
                                                                                      __________________     __________________
                                 Net Increase (Decrease) in Shares Outstanding                1,686            2,430
                                                                                     ==================     =================
    *From August 15, 1995 (commencement of initial offering) to April 30,
    1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                    Class A Shares
                                                               _______________________________________________________
                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                               _______     _______     _______     _______     _______
    Net asset value, beginning of period.........              $14.48      $14.51      $14.43      $15.02      $14.33
                                                               _______     _______     _______     _______     _______
    Investment Operations:
    Investment income_net........................                 .76         .79         .81         .85         .92
    Net realized and unrealized gain (loss)
      on investments.............................                 (.08)       .17         .12        (.51)        .86
                                                               _______     _______     _______     _______     _______
    Total from Investment Operations.............                 .68         .96         .93         .34        1.78
                                                               _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income_net.........                (.76)       (.79)       (.81)       (.85)       (.92)
    Dividends from net realized gain on investments              (.34)       (.20)       (.04)       (.04)       (.17)
    Dividends in excess of net realized gain
      on investments.............................                 __           __         __         (.04)        __
                                                               _______     _______     _______     _______     _______
    Total Distributions..........................                (1.10)      (.99)        (.85)      (.93)      (1.09)
                                                               _______     _______     _______     _______     _______
    Net asset value, end of period...............              $14.06      $14.48      $14.51      $14.43      $15.02
                                                              ========     =======     =======    ========    ========
TOTAL INVESTMENT RETURN*.........................               4.74%       6.63%       6.71%       2.14%      12.84%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .92%        .91%        .90%        .80%        .69%
    Ratio of net investment income
      to average net assets......................               5.27%       5.29%        5.67%      5.61%       6.21%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 __          __         .01%        .10%        .21%
    Portfolio Turnover Rate......................              71.68%      54.37%      50.62%      20.84%      33.18%
    Net Assets, end of period (000's Omitted)....            $202,503    $227,478     $252,406   $289,791    $299,775
    *Exclusive of sales load.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                               _______________________________________________________
                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                               _______     _______     _______     _______     _______
    Net asset value, beginning of period.........              $14.47      $14.51      $14.42      $15.01      $14.59
                                                               _______     _______     _______     _______     _______
    Investment Operations:
    Investment income_net........................                 .69         .71         .73         .77         .24
    Net realized and unrealized gain (loss)
      on investments.............................                (.08)        .16        .13         (.51)        .42
                                                               _______     _______     _______     _______     _______
    Total from Investment Operations.............                 .61          .87        .86         .26         .66
                                                               _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income_net.........                (.69)      (.71)        (.73)      (.77)        (.24)
    Dividends from net realized gain on investments              (.34)      (.20)        (.04)      (.04)        __
    Dividends in excess of net realized gain
      on investments.............................                 __           __         __          (.04)      __
                                                               _______     _______     _______     _______     _______
    Total Distributions..........................               (1.03)      (.91)        (.77)      (.85)        (.24)
                                                               _______     _______     _______     _______     _______
    Net asset value, end of period...............              $14.05      $14.47      $14.51      $14.42      $15.01
                                                               ======     =======     =======    ========     ========
TOTAL INVESTMENT RETURN(2).......................               4.21%       6.01%       6.21%       1.54%    15.60%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               1.42%       1.41%       1.41%       1.34%      1.12%(3)
    Ratio of net investment income
      to average net assets......................               4.76%       4.77%       5.13%       4.91%      4.87%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 __          __         .01%        .09%       .12%(3)
    Portfolio Turnover Rate......................              71.68%      54.37%      50.62%      20.84%      33.18%
    Net Assets, end of period (000's Omitted)....             $35,802     $27,023     $25,282     $22,476      $5,916
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   CLASS C SHARES
                                                                                           ______________________________
                                                                                                YEAR ENDED APRIL 30,
                                                                                           ______________________________
PER SHARE DATA:                                                                              1997                1996(1)
                                                                                           ________             ________
    Net asset value, beginning of period....................................               $14.47                $14.65
                                                                                           ________             ________
    Investment Operations:
    Investment income_net...................................................                  .65                   .48
    Net realized and unrealized gain (loss)
      on investments........................................................                 (.08)                  .02
                                                                                           ________             ________
    Total from Investment Operations........................................                  .57                   .50
                                                                                           ________             ________
    Distributions:
    Dividends from investment income_net....................................                 (.65)                 (.48)
    Dividends from net realized gain on investments.........................                 (.34)                 (.20)
                                                                                           ________             ________
    Total Distributions.....................................................                 (.99)                 (.68)
                                                                                           ________             ________
    Net asset value, end of period..........................................               $14.05                $14.47
                                                                                          ========             =========
TOTAL INVESTMENT RETURN(2)..................................................                3.95%                 4.69%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                1.97%                 1.99%(3)
    Ratio of net investment income
      to average net assets.................................................                4.60%                 4.20%(3)
    Portfolio Turnover Rate.................................................               71.68%                54.37%
    Net Assets, end of period (000's Omitted)...............................                  $58                   $35
    (1)  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the Florida Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board Members of the Trust approved, subject to approval by the shareholders of the Florida Series of Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-Florida Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-Florida Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund, and the assumption by the Fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-Florida Series on March 25, 1997, and was consummated after the close of business on April 1, 1997, at which time 1,026,589 Class A shares valued at $12.86 per share, 990,393 Class B shares valued at $12.86 per share and 78 Class C shares valued at $12.86 per share, representing combined net assets of $25,939,388, (including $977,489 net unrealized appreciation on investments) were exchanged by DPIMBF-Florida Series for the respective number of Class A, Class B and Class C shares of the Fund.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund," which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,712,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,563 during the period ended April 30, 1997 from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $134,127 was charged to the Fund for the Class B shares and $376 was charged to the Fund for the Class C shares.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services.
The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $532,147, $67,064 and $125 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $99,680 during the period ended April 30, 1997.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $166,283,397 and $193,710,816, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $5,298,645, consisting of $9,180,186 gross unrealized appreciation and $3,881,541 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
June 5, 1997


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1997:
    _ all the dividends paid from investment income_net are "exempt-interest dividends" (not generally subject to regular Federal income tax, and for individuals who are Florida residents, not subject to taxation by Florida), and
    _ the Fund hereby designates $.1163 per share as a long-term capital gain distribution of the $.3391 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.
DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, FLORIDA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        051/615AR974

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Registration Mark
Annual Report
Dreyfus Premier State
Municipal Bond Fund
Florida Series
April 30, 1997
1997